ASTON/Montag & Caldwell Mid Cap Growth Fund

Summary Prospectus – March 3, 2014	Ticker: Class N–AMCMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2014, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVES

The Fund seeks to provide long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver and/or Expense Reimbursement	(0.60	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.26	%(a)
(a)

The investment adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, through February 28, 2015, to the extent that operating expenses exceed 1.25% of the Fund’s average daily net assets (“Operating Expense Limit”). Prior to February 28, 2015, the arrangement may be amended or terminated only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from the end of the fiscal year during which fees were waived or expenses were reimbursed, the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s Total Annual Operating Expenses, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, remains at or below the Operating Expense Limit after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$128	$526	$950	$2,131

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.24%.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. Under normal circumstances, the Fund invests at least 80% of its assets in securities of mid-cap companies. The Fund defines a mid-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. The composition, and thus the market capitalization range of the Russell Midcap Growth Index, changes periodically. As of December 31, 2013, the market capitalization range of the Russell Midcap Growth Index was approximately $1.3 billion to $29.1 billion.

Aston Funds	1	Summary Prospectus

The portfolio managers use a bottom-up approach to stock selection and seek high quality, well-established mid-cap companies that:

■	Offer a compelling combination of earnings growth and attractive value
■	Sell at a discount to intrinsic value
■	Exhibit above-median near-term relative earnings strength
■	Are leading franchises and have proven management teams, strong finances and attractive long-term secular growth characteristics

The Fund may invest in convertible securities and foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers adhere to a strong sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Security Risk. Convertible preferred securities, which are convertible into shares of the issuer’s common stock and also bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower. In that case, the prices of these convertible securities normally will fall as interest rates rise. Conversely, as rates fall, the prices of these convertible securities will rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the conversion features in the appropriate time frame.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Growth Style Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Aston Funds	2	Summary Prospectus

FUND PERFORMANCE

The bar chart shows how the performance of the Fund has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	09/09	15.63%
Worst quarter:	12/08	(31.59)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2013)

	ASTON/Montag & Caldwell Mid Cap Growth Fund
	1 Year	5 Years	Since Inception
Class N Shares (Inception 11/02/07):
Return Before Taxes	26.89%	20.27%	5.00%
Return After Taxes on Distributions	22.53%	19.38%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	18.79%	16.61%	3.92%
Russell Midcap Growth Index (Reflects no deduction for taxes, expenses or fees. Index return since inception is computed from October 31, 2007.)	35.74%	23.37%	7.09%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. Montag & Caldwell, LLC (“Montag & Caldwell”) serves as the subadviser to the Fund. Aston Asset Management, LP will be known as Aston Asset Management, LLC following the purchase of its remaining outstanding equity by its parent company, which is expected to occur during the second quarter of 2014.

Mr. Andrew W. Jung, CFA, a security analyst and Vice President for Montag & Caldwell, Mr. M. Scott Thompson, CFA, a security analyst and Vice President for Montag & Caldwell, and Mr. Jeffery S. Wilson, CFA, CPA, a security analyst and Vice President for Montag & Caldwell, serve as Portfolio Managers to the Fund. Mr. Jung and Mr. Thompson have served as the Fund’s Portfolio Managers since November 2007. Mr. Wilson has served as the Fund’s Co-Portfolio Manager since February 2014.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Aston Funds	3	Summary Prospectus

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MCMCG314

Aston Funds	4	Summary Prospectus